[THE ENERGY INDUSTRY LOGO]

                                ENERGY STRATEGY

                               EXECUTIVE SUMMARY
                              (APRIL 27TH VERSION)


   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY



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

[THE ENERGY INDUSTRY LOGO]

What are we trying to accomplish and, over what time frame?

The Challenge...

                                    [CHART]

                                1995         1996         1997          1998         1999         2000         2001         2002

Annual Revenue ($M):                54           63           98            98          118          141          169          203
Base Revenue ($M):                  38           43           40            50           60          101          116          146
                              --------     --------     --------      --------     --------     --------     --------     --------
Backlog ($M)                       332          291          280           260          420          390          550          460
                              --------     --------     --------      --------     --------     --------     --------     --------

Rev Growth Rate (%):                25           17           55             0           20           20           20           20
Base Growth Rate (%):               25           13          (16)           25           20           68           15           26
Operating Margin (%):               23           24           24            25           22           23           24           25

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

What are we trying to accomplish and, over what time frame?

IT and Services Portfolio...

 HIGH         ACCELERATING OUR CLIENTS' TO MARKET CAPABILITIES                        PROCESS DESIGN & ENTERPRISE DEVELOPMENT

                                           PROGRAM MANAGEMENT,                                         DEVELOPING NEW MARKETS,
                                      APPLICATION DEVELOPMENT,                                         SOLUTIONS ARCHITECTS, &
                                         & SYSTEMS INTEGRATION                                             PROCESS OUTSOURCING

                                [CHART]                                                                 [CHART]

    +
BUSINESS
 IMPACT
    +

                                [CHART]                                                                 [CHART]

              REDUCING IT COSTS                                                       MANAGING COMPLEXITY & INTRODUCING NEW
                                                                                      ENABLING TECHNOLOGY

                                         DATA CENTER MANAGEMENT                                                  DESK TOP, NT
 LOW                                     LEGACY MAINTENANCE                                                      LAN/WAN


              TRADITIONAL                                         + TECHNOLOGY +                               TRANSFORMATION


   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

How Is This Different From What We Are Doing Today?

PSC's Current Energy Practice...

               o    Formulated      1992

               o    Accounts        5 (EME, SCE, C&SW, ISO, PX)

               o    People          750

               o    Growth          CAGR 27%

               o    1997 Highlights

                    -    Growth     55%

                    -    Revenue    > 10% PSC

                    -    Account of Reference

               o    Significance

                    -    First Outsource in U.K.

                    -    At the "pit face" of U.K. deregulation

                    -    Built USA's first retail ISO in California

                    -    Heavily involved in forefront of Calif
                         deregulation - leading US market

                    -    Highly visible industry subject matter experts

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

How Is This Different From What We Are Doing Today?

Developing Our Sales and Services Pipeline...

        HONE & CREATE IT PROCESSES           DEVELOP NEW OFFERINGS
                    [2]                               [3]

    +
BUSINESS
 IMPACT

                    [1]                               [4]
          OPTIMIZE TRADITIONAL IT                 [ILLEGIBLE]

                                  TECHNOLOGY +

                                  OUR PIPELINE

         [1]                 [2]                [3]                  [4]

LG&E                       EME          LG&E Retail Systems      [ILLEGIBLE]
Shell                      Calif PX     Shell, LG&E - ISCM
National Gas Clearing      ISO work     Clearing & Settlements
                                        Sempra - ServCo
                                        EnerACT/OnSight

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

What is Our Vision of the World?

The Energy Market Place...

     o    COST DRIVEN

     o    COMMODITY MKT

                                    [CHART]

ANNUAL IT SPEND (RATE)

     o    Chemicals     3.5 (7%)

     o    Oil           4.5 (8%)

     o    Mining        1.5 (2%)

     o    Utility       6.0 (20%)*

     o    Capital Intensive

     o    Financially Solid

     o    Global Change

     o    From Monopolistic to Open Markets

     o    Consolidation

     o    New Entrants Emerging

     o    Processes Unbundling

     * "COMPLIANCE", OR MARKET RESTRUCTURING EFFORTS, CAN BE EXPECTED TO SIGNIFICANTLY INCREASE THE UTILITIES' IT SPENDING PATTERNS

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

What is Our Vision of the World?

A Propensity for Change which will yield Opportunities...

$    The future shape of things to come:

     Utilities will be forced to spend significant IT moneys to meet statutory market restructuring "compliance" requirements- e.g. "Rule of Thumb": $100 for @ customer. These expenditures are over and beyond normal annual IT spends.

                                    [CHART]

                                    1995              2000              2005              2010

USA 4000+ Companies
80 Million Customers
($8 Bn over 10 years)

Europe
3800 Companies
51 Million Customers
($5 Bn over 15 years)

UK 15 Companies
23.5 Million Customers

Markets are deregulating on a global basis...

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

Our New Approach & Why We Feel it Will Succeed

Our Focus...

     o Exploit our knowledge of the deregulatory markets in U.K. and California to design & roll-out (4) integrated service offerings focused on developing significant replicable transaction-based services & annuity enterprises

     o Design and develop multi-industry strategic service offerings e.g. Integrated Supply Chain Management, Settlements & Clearing, etc., building upon PSC's strategic competencies

     o Create Incubators for developing PSC's competencies in strategic delivery capabilities e.g. Software factory and off-shore application development production

     o Find and close a long-term anchor contract creating backlog to balance our service portfolio and providing a commercial platform from which we can build and develop our teams

     o Leverage our present relationships winning more of the business and technology services from our existing clients

     o Build information systems & infrastructures enabling our clients to adapt rapidly to market changes increasing their competitiveness and securing high return on IT investments

     o Select and develop 5 leaders to be delivered as Corporate leadership resources

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

Our New Approach & Why We Feel it Will Succeed

A Market Entry Strategy...

                               CHANNELS TO MARKET

SERVICE OFFERINGS                          EXISTING                                    NEW
-----------------          ---------------------------------------      ---------------------------------
                           EME      C&SW     PX       ISO      SCE      SHELL    LG&E     ENRN     SEMPRA
                           ---------------------------------------      ---------------------------------

SERVICE INFRASTRUCTURE

     SETTLEMENTS &
     CLEARING                                [X]      [X]      [X]                [X]      [X]       [X]

     RETAIL                                                              [X]      [X]

     ISCM                                                                [X]      [X]

MARKET RESTRUCTURING

     COMPLIANCE
     ENGINE                                                                                          [X]

     TRADING                        [X]

     OPTIMIZATION &
     MODELING                                                                              [X]

PRODUCTS & SERVICES
  INNOVATION

     ENERSHOP(ENERACT)              [X]

     ENERSHOP(ONSIGHT)              [X]

     RETAIL                                                              [X]      [X]

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

What Effect Will This Have On Our Clients?

The Value Proposition Or "What's In It For Me?"

                                     CEO                        PSC
                                     ---                        ---

1. SERVICE                 o REDUCED "TIME TO MARKET"      o CREATION OF DIGITAL COMMERCE
   INFRASTRUCTURE:                                           I/P. TRANSACTION ENGINE
                           o LARGE SCALE COST
                             REDUCTIONS                    o LONG TERM SERVICE CONTRACTS
                                                             & BACKLOG
                           o CASHFLOW IMPROVEMENTS
                                                           o FOUNDATIONS FOR INFO
                                                             CLEARINGHOUSE & OTHER
                                                             VALUE-BASED ENTERPRISES

2. MARKET                  o STATUTORY LEGAL               o CREATION OF BLUEPRINT FOR
   RESTRUCTURING             COMPLIANCE                      REPEATABLE PROCESSES - HIGH
                                                             REVENUE OPPORTUNITIES
                           o LEVERAGING ASSETS
                                                           o POSITIONING FOR FUTURE TECH O/S
                           o BUILDING "GROWTH"
                             ACQUISITION ENGINES           o HIGH MARGIN & PERFORMANCE
                                                             SHARING SERVICE OFFERINGS
ENERGY TRADING             o SIGNIFICANT
  & RISK MANAGEMENT          COMPETITIVE ADVANTAGE         o BASIS OF ALLIANCES WITH MARKET
                             IN "HIGH STAKES" GAME           MAKERS

                           o RISK MITIGATION

3. PROD & SVC              o NEW REVENUE SOURCES           o CREATE & OPERATE ANNUITY SERVICES
   INNOVATION
                           o NEW MARKET ENTERPRISES        o NEW SERVICE ENTERPRISES - ORGANIC
                                                             GROWTH ENGINES

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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[THE ENERGY INDUSTRY LOGO]

What Are The Risks and Our Plans for Dealing With Them?

Our Issues and Our Responses...

               ISSUES                                              RESPONSES
*    Create Predictable Future                      *    Develop (4) Strategic service offerings focused on market change &
     Revenue & Growth                                    multi-industry applications

                                                         -    Compliance Engine: ServCo

                                                         -    Integrated Supply Chain Management

                                                         -    Settlements & Clearing

                                                         -    Retail Systems & Infastructure

                                                    *    Jointly develop "Enterprises" with our clients creating leveraged
                                                         Intellectual Property & serving as future organic growth engines e.g.
                                                         EnerACT, OnSight

*    Develop Processes to Produce                   *    Create at EME "incubators" for developing PSC's delivery capabilities
     Predictable Delivery Results                        e.g. Software factory & off-shore application development
     Leveraged Across PSC
                                                    *    Leverage the replicable & repeatable processes formed around the strategic service offerings

*    "Source" the Resources & Talent                *    Develop a leadership pipeline for the industry group & the Corporation
     Required to Build and Lead the Business
                                                    *    Develop "solution" provider alliances

                                                    *    Create recruitment strategies & competency development plans focused around our strategic service offerings

*    Address our Financial Exposure in              *    Sign new "long-term" European business e.g. Remu, Eastern Group
     Having one client Comprising such
     a Large % of our Business                      *    Sign an anchor account in USA with long-term revenue (5-10 years)

                                                    *    Establish a balanced portfolio of businesses across geographic and IT continuums

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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


[THE ENERGY INDUSTRY LOGO]

How Long Will It Take, & What Will It Cost?

Summary...

           WHAT ARE THE                    CHANNELS                            RESKILL &
           INVESTMENTS?                    TO MARKET                            REALIGN
           ------------                    ---------                           ---------

o  Create Strategic Service Offerings:

1. Compliance Engine                  o Develop ServCo with           o Incorporate ECOS & Web NT
                                        Sempra, SAP or Oracle

2. Integrated Supply Chain            o Develop with Shell            o Establish a Supply Chain Competency
   Management

3. Settlements & Clearing             o Target Calif Industry Mkt     o Leverage Benton's payments &
                                                                        clearing expertise

4. Retail Systems & Infrastructure    o LG&E (RAS); NGC, Shell        o ECOS structures & services

o Develop "Enterprises" & supporting
  service infrastructures for:

1. EnerACT with EnerShop              o Joint Venture                 o Real-time SCADA talents

2. "OnSight" with EnerShop            o Consortium/Perot Group        o Doblin, web-technology; ECOS

3. "Home" Retail Services Advisor     o Consortium Shell, NGC,        o Doblin, web-technology; ECOS
                                        LG&E, MCN, etc.

o Develop an "Anchor" Account in      o LG&E, Sempra, NGC             o Technology infrastructure & delivery
  the US

o Investigate Development of          o LG&E, LD, NGC                 o Trading Infrastructure
  Trading Back Office Service
  Offering

   THE CHALLENGE

   IT & SERVICES
       PORTFOLIO

     OUR CURRENT
 ENERGY PRACTICE

     THE SALES &
SERVICE PIPELINE

      THE ENERGY
     MARKETPLACE

A PROPENSITY FOR
   CHANGE YIELDS
   OPPORTUNITIES

       OUR FOCUS

  A MARKET ENTRY
        STRATEGY

       THE VALUE
     PROPOSITION

    OUR ISSUES &
   OUR RESPONSES

         SUMMARY

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